Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11 — INCOME TAXES

The Company recognizes deferred income tax assets, net of applicable reserves, related to net operating losses, tax credit carryforwards and certain temporary differences. The Company recognizes future tax benefits to the extent that realization of such benefit is more likely than not. Otherwise, a valuation allowance is applied.

Income (loss) before income taxes for domestic and foreign operations consisted of the following:

	Year Ended December 31,
	2017	2016	2015
	(In thousands)
Domestic operations	$747,090	$984,095	$158,690
Foreign operations	213,700	273,494	(1,201,539)
	$960,790	$1,257,589	$(1,042,849)

The benefit (provision) for income taxes attributable to income (loss) before income taxes is as follows:

	Year Ended December 31,
	2017	2016	2015
Federal:	(In thousands)
Current	$(120,980)	$(97,502)	$(13,540)
Deferred (excluding separate components)	204,713	(124,625)	279,031
Deferred – change in enacted rates	987,942	—	—
Deferred – valuation allowance	101,443	222,688	(247,867)
Other noncurrent	1,356	3,608	(590)
Benefit for federal income taxes	1,174,474	4,169	17,034
State:
Current	(6,798)	4,069	(1,840)
Deferred (excluding separate components)	(25,233)	2,313	(2,768)
Deferred – operating loss carryforward	44,242	(16,024)	(2,263)
Deferred – valuation allowance	(40,078)	23,058	(4,465)
Other noncurrent	(3,876)	(2,901)	7,153
Benefit (provision) for state income taxes	(31,743)	10,515	(4,183)
Foreign:
Current	(470)	(2,015)	(2,127)
Deferred (excluding separate components)	(40,653)	(34,425)	(5,832)
Deferred – operating loss carryforward	4,688	2,988	10,472
Deferred – valuation allowance	21,098	(2,975)	(9,959)
Provision for foreign income taxes	(15,337)	(36,427)	(7,446)
	$1,127,394	$(21,743)	$5,405

A reconciliation of the federal income tax statutory rate and the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2017	2016	2015

Federal income tax statutory rate	35.0%	35.0%	35.0%
Change in enacted rates	(102.7)	—	—
Foreign tax credit	(70.3)	(10.6)	63.9
Repatriation of foreign earnings	35.4	5.2	(32.1)
Foreign goodwill impairment	—	—	(49.3)
Federal valuation allowance	(10.6)	(17.7)	(23.8)
State taxes, net	2.4	—	—
Stock-based compensation	(2.1)	—	—
Gain on Borgata transaction	—	(5.4)	—
Foreign jurisdiction income/losses taxed at other than 35%	(4.9)	(3.8)	6.9
Permanent and other items	0.5	(1.0)	(0.2)
	(117.3)%	1.7%	0.5%

The major tax-effected components of the Company’s net deferred tax liability are as follows:

	December 31,
	2017	2016
Deferred tax assets – federal and state:	(In thousands)
Bad debt reserve	$25,432	$40,330
Deferred compensation	5,232	6,881
Net operating loss carryforward	46,702	9,669
Accruals, reserves and other	94,904	183,056
Investments in unconsolidated affiliates	84,188	152,476
Stock-based compensation	24,390	33,311
Tax credits	3,045,138	2,824,312
	3,325,986	3,250,035
Less: Valuation allowance	(2,462,272)	(2,510,140)
	863,714	739,895
Deferred tax assets – foreign:
Bad debt reserve	821	895
Net operating loss carryforward	76,909	72,788
Accruals, reserves and other	—	3,945
Stock-based compensation	4,423	3,830
	82,153	81,458
Less: Valuation allowance	(51,466)	(73,134)
	30,687	8,324
Total deferred tax assets	$894,401	$748,219
Deferred tax liabilities – federal and state:
Property and equipment	$(1,670,704)	$(2,657,230)
Long-term debt	(48,809)	(146,018)
Intangibles	(79,167)	(124,729)
	(1,798,680)	(2,927,977)
Deferred tax liabilities – foreign:
Accruals, reserves and other	(26,657)	—
Property and equipment	(16,277)	(4,691)
Intangibles	(348,162)	(352,051)
	(391,096)	(356,742)
Total deferred tax liability	$(2,189,776)	$(3,284,719)
Net deferred tax liability	$(1,295,375)	$(2,536,500)

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the U.S. Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code that will generally be applicable to tax years beginning after December 31, 2017, including, but not limited to, (1) reducing the U.S. federal corporate tax rate from 35 percent to 21 percent; (2) requiring companies to pay a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries; (3) generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries; (4) adding a new provision designed to tax global intangible low-taxed income (GILTI), which allows for the possibility of using foreign tax credits (FTCs) and a deduction of up to 50 percent to offset the income tax liability (subject to some limitations); (5) creating a new limitation on deductible interest expense; (6) imposing additional limitations on the deductibility of executive compensation and certain employee fringe benefits; and (7) increasing bonus depreciation to allow for full expensing of qualified property.

The SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118), which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act.

In connection with its initial analysis of the impact of the Tax Act, the Company’s accounting for certain elements of the Tax Act is incomplete. However, the Company was able to make reasonable estimates of certain effects and, therefore, recorded a provisional discrete non-cash net tax benefit of $1.4 billion in the period ended December 31, 2017, consisting of a benefit of $988 million for the corporate rate reduction and a benefit of $438 million from its provisional re-assessment of the Tax Act’s impact on the valuation allowance on its foreign tax credit (“FTC”) carryovers. The Company did not provide tax expense for the transition tax on its unrepatriated earnings, which totaled $669 million without regard to actual 2017 distributions of $62 million, because such earnings are fully offset by FTCs. Furthermore, the Company has made an accounting policy decision to treat taxes due, if any, on future inclusions in U.S. taxable income under the GILTI provisions as a current period expense when incurred. Accordingly, the Company has not provided a deferred tax liability for any GILTI taxes that may result in future periods.

The Company’s accounting for the impact of the Tax Act is incomplete. The Company was able to make a reasonable estimate of the impact on the valuation allowance against its FTC carryovers and provided the provisional adjustment described above. This amount may be adjusted during the measurement period as the Company gathers additional information and evaluates any future regulatory or other guidance on items that may impact the valuation allowance, including, but not limited to, the computations of foreign derived intangible income and allocations of interest and other expenses to active foreign source income. In addition, the Company was not able to make reasonable estimates and provided no provisional amounts for the potential impact, if any, of indirect costs of providing certain employee fringe benefits that may be subject to limitation under the Tax Act.

The Company has recorded a provisional valuation allowance of $2.4 billion on its FTC carryover of $3.0 billion as of December 31, 2017 based upon its initial assessment of future realization under the Tax Act, resulting in an FTC net deferred tax asset of $618 million. The FTCs are attributable to the Macau Special Gaming Tax, which is 35% of gross gaming revenue in Macau. Because MGM Grand Paradise is presently exempt from the Macau 12% complementary tax on gaming profits, the Company believes that payment of the Macau Special Gaming Tax qualifies as a tax paid in lieu of an income tax that is creditable against U.S. taxes. While the Company generally does not expect to generate new FTC carryovers under the Tax Act, it will be able to utilize its existing FTC carryovers to the extent that it has active foreign source income during the 10-year FTC carryforward period. Such foreign source income includes the recapture, to the extent of U.S. taxable income, of overall domestic losses that totaled $2.3 billion at December 31, 2017. The Company relies on future U.S. source operating income in assessing utilization of the overall domestic losses and, by extension, future FTC realization during the 10-year FTC carryover period. The FTC carryovers will expire if not utilized as follows: $752 million in 2022; $976 million in 2023; $787 million in 2024; $331 million in 2025; and $199 million in 2027.

The Company’s assessment of the realization of its FTC deferred tax asset is based on available evidence, including assumptions concerning future U.S. operating profits and its initial interpretations of the Tax Act in the absence of regulatory or other clarifying guidance. As a result, significant judgment is required in assessing the possible need for a valuation allowance and changes to such assumptions could result in a material change in the valuation allowance with a corresponding impact on the provision for income taxes in the period including such change.

Income generated from gaming operations of MGM Grand Paradise, which is owned by MGM China, is exempted from Macau’s 12% complementary tax, pursuant to approval from the Macau government. Absent this exemption, “Net income attributable to MGM Resorts International” would have decreased by $23 million and $25 million in 2017 and 2016, respectively, and diluted earnings per share would have decreased by $0.04 in each year.

On September 7, 2016, MGM Grand Paradise was granted an additional extension of the complementary tax exemption through March 31, 2020, concurrent with the end of the term of its current gaming subconcession. A competitor of MGM Grand Paradise subsequently received an additional extension of its exemption through March 31, 2020, which also runs concurrent with the end of the term of its current gaming concession. Based upon these developments and the uncertainty concerning taxation after the concession renewal process, the Company has assumed that MGM Grand Paradise will pay the Macau 12% complementary tax on gaming profits for all periods beyond March 31, 2020 and has factored that assumption into the measurement of Macau deferred tax assets and liabilities.

Non-gaming operations remain subject to the Macau complementary tax. MGM Grand Paradise had at December 31, 2017 a complementary tax net operating loss carryforward of $625 million resulting from non-gaming operations that will expire if not utilized against non-gaming income in years 2018 through 2020.

MGM Grand Paradise’s exemption from the Macau 12% complementary tax on gaming profits does not apply to dividend distributions of such profits to MGM China. However, MGM Grand Paradise has had an agreement with the Macau government to settle the 12% complementary tax that would otherwise be due by its shareholder, MGM China, on distributions of its gaming profits by paying a flat annual payment (“annual fee arrangement”) regardless of the amount of distributable dividends. Such annual fee arrangement was effective for distributions of profits earned through December 31, 2016. MGM China was not subject to the complementary tax on distributions covered by the annual fee arrangement, which required annual payments of $2 million through 2016. Since the earnings for 2017 were not covered by an annual fee arrangement as of December 31, 2017, the Company provided deferred taxes on such earnings, which total $41 million as of December 31, 2017. Subsequent to year-end, on February 27, 2018, MGM Grand Paradise was notified of the terms of an extension of the annual fee arrangement, which covers the distributions of profits earned for the period of January 1, 2017 through March 31, 2020. It will require annual payments of approximately $1 million for 2017 through 2019 and a payment of approximately $300,000 for the first quarter 2020. When the extension is executed, the Company will reverse the deferred taxes previously recorded on 2017 earnings, which is anticipated to be within the first quarter 2018, resulting in a reduction in provision for income taxes in such period that will be partially offset by the 2017 annual payment amount.

The Company has net operating losses in certain of the states in which it operates that total $708 million as of December 31, 2017, which equates to deferred tax assets of $47 million after federal tax effect and before valuation allowance. These net operating loss carryforwards will expire if not utilized by 2021 through 2037. The Company has provided a valuation allowance of $36 million on certain of its state deferred tax assets, including the net operating losses described above.

In addition, there is a valuation allowance of $49 million on certain Macau deferred tax assets, and a valuation allowance of $2 million on Hong Kong net operating losses because the Company believes these assets do not meet the “more likely than not” criteria for recognition.

A reconciliation of the beginning and ending amounts of gross unrecognized tax benefits is as follows:

	Year Ended December 31,
	2017	2016	2015
	(In thousands)
Gross unrecognized tax benefits at January 1	$14,026	$13,724	$31,143
Gross decreases - prior period tax positions	(2,280)	(3,375)	(14,158)
Gross increases - current period tax positions	6,842	3,677	1,222
Settlements with taxing authorities	—	—	(2,408)
Lapse in Statutes of Limitations	—	—	(2,075)
Gross unrecognized tax benefits at December 31	$18,588	$14,026	$13,724

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $11 million and $9 million at December 31, 2017 and 2016, respectively.

The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense, which were not material as of December 31, 2017, 2016 or 2015. The Company does not anticipate that the total amounts of unrecognized tax benefits at December 31, 2017 will change materially within the next twelve months.

The Company files income tax returns in the U.S. federal jurisdiction, various state and local jurisdictions, and foreign jurisdictions, although the income taxes paid in foreign jurisdictions are not material. As of December 31, 2017, the IRS can no longer assess tax with respect to years ended prior to 2014; however the IRS may adjust NOLs generated in such years that were utilized in 2014. The Company’s 2014 U.S. consolidated federal income tax return and the 2014 U.S. income tax return of CityCenter Holdings, LLC, an unconsolidated affiliate treated as a partnership for income tax purposes are currently under examination by the IRS. During 2015, the Company received final approval from the Joint Committee on Taxation of the results of the IRS examination of the 2009 tax year and agreed to all IRS adjustments to the 2010 and 2011 tax years of CityCenter Holdings, LLC. The Company received a refund of $16 million of taxes and associated interest in connection with the settlement of these examinations, which are considered settled for financial accounting purposes.

As of December 31, 2017, other than adjustments resulting from the federal income tax audits discussed above, the various state and local tax jurisdictions in which the Company files tax returns can no longer assess tax with respect to years ended prior to 2013. However, such jurisdictions may adjust NOLs generated in such years that are utilized in subsequent years. Subsequent to year-end, the state of Mississippi informed the Company that it would be opening an audit of the 2014 through 2016 Mississippi tax returns filed by the Company. During 2015, the state of New Jersey completed its examination of Marina District Development Holding Company, LLC for the 2003 through 2009 tax years. All adjustments were agreed to by the members of Marina District Development Holding Company, LLC and the examination is now considered settled for financial accounting purposes. The Company made a $1 million payment of tax and associated interest as a result of this settlement. No other state or local income tax returns are currently under examination.